ENDORSEMENT NO. 1 - TERMINATION


Attaching to and forming part of the QUOTA SHARE RETROCESSION AGREEMENT between AMERICAN HALLMARK INSURANCE COMPANY OF TEXAS, Dallas, Texas (hereinafter called the "Company") and the Reinsurer specifically identified below (hereinafter called the "Reinsurer").

IT IS AGREED, effective 12:01 a.m., Central Standard Time, January 1, 1997 that this Agreement is terminated and the Reinsurer have no liability for losses occurring subsequent to that date and time. The Reinsurer will return to the Company a portfolio representing the unearned premium reserve under this Agreement.

ALL OTHER TERMS AND CONDITIONS REMAIN UNCHANGED.

IN WITNESS WHEREOF, the parties hereto, by their authorized representatives, have executed this Endorsement as of the following dates:

PARTICIPATING REINSURERS:

Dorinco Reinsurance Company          25.00%
Odyssey Reinsurance Corporation      25.00%



AMERICAN HALLMARK INSURANCE COMPANY OF TEXAS


Date____________________________________

By______________________________________
(signature)

________________________________________
(name)

________________________________________
(title)


QUOTA SHARE RETROCESSION AGREEMENT

              issued to

AMERICAN HALLMARK INSURANCE COMPANY OF TEXAS